UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2006

Palmetto Bancshares, Inc.
(Exact name of registrant as specified in charter)

South Carolina	0-26016	74-2235055
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State or other	Commission File Number	IRS Employer
jurisdiction of Identificationincorporation or		Number
organization

301 Hillcrest Drive, Laurens, South Carolina, 29360
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Address of principal executive offices, including zip code

(864) 984-4551
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Registrant's telephone number

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)   At the June 20, 2006 meeting of the Board of Directors of Palmetto Bancshares, Inc., Mr. Lester Stewart Spinks was appointed to serve as a Director. This election fills a Board vacancy resulting from a Director's departure during the first quarter of 2005. Although it is anticipated that Mr. Spinks will serve on one or more committees of the Board, his committee membership has not yet been determined.  No arrangements or understandings exist between Mr. Spinks and any other persons pursuant to which Mr. Spinks was appointed as a Director. Additionally, Mr. Spinks has no transactions with management or others as outlined in Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

/s/ L. Leon Patterson
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L. Leon Patterson
Chairman and Chief Executive Officer

/s/ Paul W. Stringer
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Paul W. Stringer
President and Chief Operating Officer
(Chief Accounting Officer)

Date:   June 22, 2006